UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2018 (February 16, 2018)

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2018, Education Realty Operating Partnership, LP (the “Operating Partnership”) entered into that certain sixth amended and restated credit agreement (the “Sixth Amended and Restated Credit Amendment”) with KeyBank, National Association, as administrative agent, KeyBanc Capital Markets, PNC Capital Markets LLC, RBC Capital Markets, Regions Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., as joint-bookrunners and joint-lead arrangers, PNC Bank National Association, as syndication agent, and Regions Bank, Royal Bank of Canada, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as documentation agents. The Sixth Amended and Restated Credit Agreement amends and restates that certain Fifth Amended and Restated Credit Agreement, dated as of November 19, 2014, as amended on September 14, 2017 (the “Revolver”).

Additionally, on February 16, 2018, the Operating Partnership entered into that certain second amendment to its second amended and restated credit agreement (the “Second Amendment to Second Amended and Restated Credit Agreement” and together with the “Sixth Amended and Restated Credit Agreement,” the “Amended and Restated Credit Agreements”) with Education Realty Trust, Inc. (the “Company”), as guarantor, PNC Bank National Association, Regions Bank, and KeyBank, National Association, as lenders, and PNC Bank, National Association, as administrative agent. The Second Amendment to Second Amended and Restated Credit Agreement amends that certain Second Amended and Restated Credit Agreement, dated January 18, 2017, as amended on September 14, 2017 (the “Term Loan Facility”).

The Sixth Amended and Restated Credit Amendment amends and restates the Revolver to, among other things:

(i)	increase the commitments from the lenders for the Revolver from $500 million to $600 million;

(ii)
modify the existing accordion feature for the Revolver, which allows for future expansion of the aggregate commitment by up to $400 million, to allow the accordion to be exercised during the term of the facility;

(iii)	increase the sublimit for letters of credit for the Revolver from $75 million to $100 million;

(iv)	increase the sublimit for swingline loans for the Revolver from $50 million to $60 million;

(v)	eliminate the tangible net worth financial covenant;

(vi)	reduce the applicable spread on the interest rate on borrowings under the Revolver applicable to certain total leverage ratios and investment grade ratings;

(vii)
modify (1) the calculation of the total leverage ratio to allow certain deductions in the calculation of indebtedness and include certain additional items in the calculation of total asset value and (2) the related financial covenant to allow the permitted total leverage ratio to exceed 60% for up to three quarters following the quarter in which a material acquisition occurs, provided that such ratio does not exceed 65%;

(viii)
modify (1) the calculation of the total unsecured debt to unencumbered asset value ratio to allow certain deductions in the calculation of unsecured debt and (2) the related financial covenant to allow such ratio to exceed 60% for up to three quarters following the quarter in which a material acquisition occurs, provided that such ratio does not exceed 65%;

(ix)	reduce the unsecured interest coverage ratio from 1.75x to 1.60x;

(x)	permit any dividend or distribution, provided that the Operating Partnership is not in default, and permit certain limited dividends and distributions while the Operating Partnership is in default;

(xi)
increase the aggregate maximum limitation on permitted investments in (1) investments in unconsolidated affiliates, (2) investments in undeveloped land, (3) investments not related to the ownership, development, operation and management of collegiate housing communities and (4) investments in assets under development from 30% to 35% of the total asset value;

(xii)	reduce the capitalization rate for all financial covenant calculations from 6.50% to 6.25%; and

(xiii)	remove the unused facility fee.

Additionally, the Sixth Amended and Restated Credit Agreement amends the maturity date of the Revolver from November 19, 2018 to February 16, 2023.

The Second Amendment to Second Amended and Restated Credit Agreement amends the Term Loan Facility to, among other things, modify the financial covenants of the Term Loan Facility to reflect the changes made to the financial covenants of the Revolver pursuant to the Sixth Amended and Restated Credit Amendment.

The foregoing descriptions of the Amended and Restated Credit Agreements do not purport to be complete and are qualified in their entirety by the terms of the Sixth Amended and Restated Credit Agreement and the Second Amendment to the Second Amended and Restated Credit Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit
10.1
Sixth Amended and Restated Credit Agreement, dated as of February 16, 2018, among Education Realty Operating Partnership, LP and KeyBank, National Association, as Administrative Agent, KeyBanc Capital Markets, PNC Capital Markets LLC, RBC Capital Markets, Regions Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., as Joint-Bookrunners and Joint-Lead Arrangers, PNC Bank National Association, as Syndication Agent, and Regions Bank, Royal Bank of Canada, Bank of America, N.A., and JPMorgan Chase Bank, N.A., as Documentation Agents.

10.2
Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 16, 2018, by and between Education Realty Operating Partnership, LP, as Borrower, Education Realty Trust, Inc., as Guarantor, PNC Bank National Association, Regions Bank, and KeyBank National Association, as Lenders, and PNC Bank, National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: February 20, 2018	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

Date: February 20, 2018	By: EDUCATION REALTY OP GP, INC., its general partner

By: /s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1
Sixth Amended and Restated Credit Agreement, dated as of February 16, 2018, among Education Realty Operating Partnership, LP and KeyBank, National Association, as Administrative Agent, KeyBanc Capital Markets, PNC Capital Markets LLC, RBC Capital Markets, Regions Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., as Joint-Bookrunners and Joint-Lead Arrangers, PNC Bank National Association, as Syndication Agent, and Regions Bank, Royal Bank of Canada, Bank of America, N.A., and JPMorgan Chase Bank, N.A., as Documentation Agents.

10.2
Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 16, 2018, by and between Education Realty Operating Partnership, LP, as Borrower, Education Realty Trust, Inc., as Guarantor, PNC Bank National Association, Regions Bank, and KeyBank National Association, as Lenders, and PNC Bank, National Association, as Administrative Agent.